SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2004

Triad Automobile Receivables Trust 2004-A

(Issuer with respect to Securities)

Triad Financial Corporation

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Debra Glasser, Esq.
Triad Financial Corporation
7711 Center Avenue
Huntington Beach, California		92647

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number,
including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 8.2
Exhibit 10.1

Item 2. Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

     Triad Financial Corporation, as Sponsor (“Triad”), has registered an issuance of $5,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-90130) (the “Registration Statement”). Pursuant to the Registration Statement, Triad Automobile Receivables Trust 2004-A (the “Issuer”) issued $124,000,000 Class A-1 1.07% Automobile Receivables Backed Notes, $228,000,000 Class A-2 1.40% Automobile Receivables Backed Notes, $110,000,000 Class A-3 1.90% Automobile Receivables Backed Notes and $208,250,000 Class A-4 2.50% Automobile Receivables Backed Notes, (collectively, the “Notes”) on March 18, 2004 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of March 1, 2004, between the Issuer and JPMorgan Chase Bank, as Trustee (the “Trustee”).

     The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of motor vehicle retail installment sales contracts and installment loans (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated March 9, 2004 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act on March 15, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

     1.1 Underwriting Agreement, dated as of March 9, 2004, between Triad Financial Special Purpose LLC, as Depositor (the “Depositor”) and Deutsche Bank Securities Inc., as Representative of the several Underwriters (the “Representative”).

     4.1 Indenture, dated as of March 1, 2004, between the Issuer and the Trustee.

     4.2 Amended and Restated Trust Agreement, dated as of March 18, 2004, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.

     4.3 Sale and Servicing Agreement, dated as of March 1, 2004, among the Depositor, Triad, the Issuer and the Trustee.

     4.4 Financial Guaranty Insurance Policy, dated as of March 18, 2004 and delivered by Ambac Assurance Corporation.

     8.2 Opinion of Dewey Ballantine LLP, dated March 18, 2004, with respect to certain tax matters.

     10.1 Purchase Agreement, dated as of March 1, 2004, between Triad and the Depositor.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD	FINANCI	AL CORPORATION

	By:	/s/ Debra G. Glasser

Name: Debra G. Glasser
Title: Vice President — Legal

Dated: March 18, 2004

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 9, 2004, between Triad Financial Special Purpose LLC, as Depositor (the “Depositor”) and Deutsche Bank Securities Inc., as Representative of the several Underwriters (the “Representative”).

4.1	Indenture, dated as of March 1, 2004, between the Issuer and the Trustee.

4.2	Amended and Restated Trust Agreement, dated as of March 18, 2004, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of March 1, 2004, among the Depositor, Triad, the Issuer and the Trustee.

4.4	Financial Guaranty Insurance Policy, dated as of March 18, 2004 and delivered by Ambac Assurance Corporation.

8.2	Opinion of Dewey Ballantine LLP, dated March 18, 2004, with respect to certain tax matters.

10.1	Purchase Agreement, dated as of March 1, 2004, between Triad and the Depositor.